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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



        Texas                       1-13565                    76-0535259
   (State or Other                (Commission               (I.R.S. Employer
     Jurisdiction                 File Number)             Identification No.)
  of Incorporation)


          3 Greenway Plaza, Suite 2000
                 Houston, Texas                                   77046
    (Address of principal executive offices)                    (Zip Code)



       Registrant's Telephone Number, Including Area Code: (713) 860-0100


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Item 9. Regulation FD Disclosure.

     On August 9, 2002, each of the Principal Executive Officer, Joseph M. Ivey, and Principal Financial Officer, Darren B. Miller, of Encompass Service Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to the SEC's Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ENCOMPASS SERVICES CORPORATION

                                      By:      /s/ Gray H. Muzzy
                                         ---------------------------------------
                                         Gray H. Muzzy
                                         Senior Vice President,
                                         General Counsel and Secretary

Date: August 9, 2002


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Exhibit Index

Exhibit (99.1) Statement Under Oath of Principal Executive Officer dated
               August 9, 2002

Exhibit (99.2) Statement Under Oath of Principal Financial Officer dated
               August 9, 2002